SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 13, 2006

CAPITAL TRUST, INC.

(Exact Name of Registrant as specified in its charter)

Maryland	1-14788	94-6181186
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

410 Park Avenue, 14th Floor, New York, NY 10022

(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (212) 655-0220

     N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On February 13, 2006, Capital Trust, Inc. issued a press release announcing a proposed offering of approximately $466 million aggregate principal amount of non-recourse collateralized debt obligations through two of its subsidiaries, CT CDO IV Ltd. and CT CDO IV Corp.

In accordance with Rule 135C of the Securities Act of 1933, as amended, a copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits
(c) Exhibits
Exhibit Number	Description
99.1	Press Release dated February 13, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPITAL TRUST, INC.

By: /s/ John R. Klopp
Name: John R. Klopp
Title: Chief Executive Officer

Date: February 13, 2006

Exhibit Index

Exhibit Number	Description
99.1	Press Release dated February 13, 2006